SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 14, 2004

NASSDA CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-33291	77-0494462
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 San Tomas Expressway, Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

(408) 988-9988
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit	Description

99.1	Press Release dated April 14, 2004 of Nassda Corporation.

Item 12.  Results of Operations and Financial Condition.

On April 14, 2004, Nassda Corporation (“Nassda”) is issuing a press release and holding a conference call announcing its results for the quarter ended March 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  Nassda is making forward-looking statements regarding the quarter ending June 30, 2004 and fiscal year 2004 in the press release and during the conference call.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2004

NASSDA CORPORATION

	By:	/s/ Sang S. Wang
Sang S. Wang
Chairman and Chief Executive Officer

	By:	/s/ Tammy S. Liu
Tammy S. Liu
Chief Financial Officer and Secretary

NASSDA CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated April 14, 2004 of Nassda Corporation.